UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2009

Seacoast Banking Corporation of Florida
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

815 Colorado Avenue, Stuart, Florida		34994
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	772-287-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On May 19, 2009, Seacoast Banking Corporation of Florida ("Seacoast" or the "Company") announced that its Board of Directors voted to suspend quarterly dividends on the Company’s common, preferred and trust preferred securities, as described in Seacoast’s press release attached as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated May 19, 2009 regarding the suspension of dividends

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seacoast Banking Corporation of Florida

July 20, 2009	By:	/s/ William R. Hahl

Name: William R. Hahl
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 19, 2009 regarding the Suspension of Dividends